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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 28, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  NUMEREX CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                   0-22920                11-2948749
  ----------------------------        ------------        ----------------------
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)        Identification Number)



                              1600 Parkwood Circle
                                    Suite 200
                             Atlanta, Georgia 30339
                                 (770) 693-5950
          (Address of principal executive offices, including zip code, and telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 8. Change in Fiscal Year.
        ----------------------


On April 28, 2000, NUMEREX CORP. determined that it would change its fiscal year end from a fiscal year ending on October 31 to a calendar fiscal year ending on December 31. The transition period of October 31, 1999 to December 31, 1999 will be filed on a Form 10-Q.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, NumereX Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NUMEREX CORP.


                                            By: /s/ Peter J. Quinn
                                                -----------------------
                                                Peter J. Quinn
                                                Chief Financial Officer


Date: May 12, 2000